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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 20, 2000


                                PMR CORPORATION
                               -----------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                        0-20488                  23-2491707
(State of Incorporation)        (Commission File Number)       (IRS Employer
                                                             Identification No.)

    501 Washington Street, 5th Floor
         San Diego, California                                92103
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (619) 610-4001



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ITEM 5.  OTHER EVENTS

        On December 14, 2000 PMR Corporation issued a press release announcing the declaration of a special dividend of $1.00 per share, payable on December 29, 2000 to its shareholders of record as of December 21, 2000. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements -- Not applicable.

(b)     Pro-Forma Financial Information -- Not applicable.

(c)     Exhibits

        99.1    Press Release dated December 14, 2000.

        99.2 Letter Agreement, dated December 15, 2000, regarding waiver of certain terms of the Promissory Notes and Stock Pledge Agreement between Mark Clein and PMR Corporation dated January 19, 2000.

        99.3 Letter Agreement, dated December 15, 2000, regarding waiver of certain terms of the Promissory Notes and Stock Pledge Agreement between Fred Furman and PMR Corporation dated January 19, 2000.

        99.4 Promissory Note between L. Jean Dunn and PMR Corporation in the amount of $146,250, dated December 14, 2000.

        99.5 Stock Pledge Agreement between L. Jean Dunn and PMR Corporation, dated December 14, 2000.

        99.6 Promissory Note between Kurt Kessler and PMR Corporation in the amount of $233,750, dated December 14, 2000.

        99.7 Stock Pledge Agreement between Kurt Kessler and PMR Corporation, dated December 14, 2000.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 2000

                                                 PMR CORPORATION


                                                 By: /s/ MARK CLEIN
                                                    ----------------------------
                                                         Mark Clein
                                                         Chief Executive Officer



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                                  EXHIBIT INDEX


     EXHIBIT
      NUMBER    DESCRIPTION
     -------    -----------
        99.1    Press Release dated December 14, 2000.

        99.2 Letter Agreement, dated December 15, 2000, regarding waiver of certain terms of the Promissory Notes and Stock Pledge Agreement between Mark Clein and PMR Corporation dated January 19, 2000.

        99.3 Letter Agreement, dated December 15, 2000, regarding waiver of certain terms of the Promissory Notes and Stock Pledge Agreement between Fred Furman and PMR Corporation dated January 19, 2000.

        99.4 Promissory Note between L. Jean Dunn and PMR Corporation in the amount of $146,250, dated December 14, 2000.

        99.5 Stock Pledge Agreement between L. Jean Dunn and PMR Corporation, dated December 14, 2000.

        99.6 Promissory Note between Kurt Kessler and PMR Corporation in the amount of $233,750, dated December 14, 2000.

        99.7 Stock Pledge Agreement between Kurt Kessler and PMR Corporation, dated December 14, 2000.



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